UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 11, 2014
CATERPILLAR INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)
1-768 (Commission File Number)	37-0602744 (IRS Employer Identification No.)
100 NE Adams Street, Peoria, Illinois (Address of principal executive offices)	61629 (Zip Code)
Registrant's telephone number, including area code: (309) 675-1000
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)     Stockholder Approval of the Caterpillar Inc. 2014 Long-Term Incentive Plan and the Caterpillar Inc. Executive Short-Term Incentive Plan.

On June 11, 2014, the stockholders of Caterpillar Inc. (“Caterpillar” or the “Company”) approved both the Caterpillar Inc. 2014 Long-Term Incentive Plan (the “2014 LTIP”) and the Caterpillar Inc. Executive Short-Term Incentive Plan (the "ESTIP" and together with the 2014 LTIP, the "Plans") at the Company’s annual meeting of stockholders (the “Annual Meeting”). The Company’s stockholders approved the Plans in accordance with the voting results set forth below under Item 5.07. The ESTIP was previously adopted by the Compensation and Human Resources Committee of the Board of Directors on April 8, 2014, and the 2014 LTIP was previously adopted by the Company’s Board of Directors on April 9, 2014, in each case subject to stockholder approval.

The 2014 LTIP replaces the Caterpillar Inc. 2006 Long-Term Incentive Plan, as most recently approved by the Company’s stockholders on June 9, 2010. The material terms of the 2014 LTIP were described in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on April 21, 2014 under the caption “Proposal 4 - Approval of the Caterpillar Inc. 2014 Long-Term Incentive Plan” (the “Proxy Statement”) and the Company’s Additional Definitive Proxy Materials filed with the SEC on May 28, 2014 (together with the Proxy Statement, the “Proxy Materials”). The 2014 LTIP authorizes the grants of equity and cash incentive awards to the Company's executive officers, employees, non-employee Board members and other service providers as more fully described in the Company’s Proxy Materials.

The ESTIP amends and restates the Caterpillar Inc. Executive Short-Term Incentive Plan adopted in 2006 and most recently approved by our stockholders in June 2011. The material terms of the ESTIP were described in the Company’s Proxy Statement under the caption “Proposal 5 - Approval of the Caterpillar Inc. Executive Short-Term Incentive Plan” filed with the SEC on April 21, 2014. The ESTIP authorizes the Compensation and Human Resources Committee of the Board of Directors to continue to provide certain officers with annual cash incentive opportunities based on the achievement of pre-established performance goals.

The above description of the 2014 LTIP and ESTIP does not purport to be complete, and is qualified in its entirety by the full text of the 2014 LTIP and ESTIP, set forth in Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)     The Company’s 2014 annual meeting of stockholders was held on June 11, 2014.

(b)     Set forth below are the voting results for each of the matters submitted to a vote of the Company’s stockholders.

Proposal 1 - Election of Directors All nominees for election to the Company’s Board of Directors named in the Proxy Statement were elected, each to a one-year term, with the following vote:
	For	Against	Abstain	Broker Non-Votes
David L. Calhoun	399,480,429	5,655,809	1,832,256	117,937,469
Daniel M. Dickinson	402,130,716	2,938,792	1,898,986	117,937,469
Juan Gallardo	389,126,680	16,075,395	1,766,419	117,937,469
Jesse J. Greene, Jr.	401,216,269	3,870,628	1,881,597	117,937,469
Jon M. Huntsman, Jr.	395,387,419	9,847,906	1,733,169	117,937,469
Peter A. Magowan	397,889,732	7,144,572	1,934,190	117,937,469
Dennis A. Muilenburg	402,221,647	2,825,690	1,921,157	117,937,469
Douglas R. Oberhelman	393,917,911	10,118,238	2,932,345	117,937,469
William A. Osborn	399,247,335	5,841,111	1,880,048	117,937,469
Edward B. Rust, Jr.	373,475,490	31,677,355	1,815,649	117,937,469
Susan C. Schwab	395,893,194	9,466,697	1,608,603	117,937,469
Miles D. White	395,643,454	9,469,031	1,856,009	117,937,469

Proposal 2 - Company Proposal - Ratification of the Company’s Independent Registered Public Accounting Firm
The proposal requesting ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2014 was approved with the following vote:

For	Against	Abstain
519,128,034	4,041,479	1,736,450

Proposal 3 - Company Proposal - Advisory Vote on Executive Compensation
The proposal requesting that the stockholders of the Company approve executive compensation, on an advisory basis, was approved with the following vote:

For	Against	Abstain	Broker Non-Votes
389,177,814	14,849,956	2,940,724	117,937,469

Proposal 4 – Company Proposal – Approval of the Caterpillar Inc. 2014 Long-Term Incentive Plan
The proposal requesting that stockholders approve the Caterpillar Inc. 2014 Long-Term Incentive Plan which will facilitate the issuance of stock-based and other performance awards to our officers and others, was approved with the following vote:

For	Against	Abstain	Broker Non-Votes
376,810,400	27,602,950	2,555,144	117,937,469

Proposal 5 – Company Proposal – Approval of the Caterpillar Inc. Executive Short-Term Incentive Plan
The proposal requesting that stockholders approve an amendment and restatement of the Caterpillar Inc. Executive Short-Term Incentive Plan which will facilitate the issuance of performance-based compensation bonuses to our officers, was approved with the following vote:

For	Against	Abstain	Broker Non-Votes
386,524,874	17,613,187	2,830,433	117,937,469

Proposal 6 - Stockholder Proposal – Review of Global Corporate Standards
The proposal requesting that the Company review and amend its policies related to human rights and extend such policies to its franchisees, licensees and agents that market, distribute or sell its products was not approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
88,879,962	249,635,852	68,452,680	117,937,469

Proposal 7 - Stockholder Proposal – Sales to Sudan
The proposal requesting that the Company take additional steps to ensure that its products not be sold to the Government of Sudan or entities controlled by it and disclose the terms and enforcement mechanisms related to its Enterprise Export Control Compliance Program was not approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
72,691,970	265,075,539	69,200,985	117,937,469

Proposal 8 – Stockholder Proposal – Cumulative Voting
The proposal requesting that the Company take steps to adopt cumulative voting which would allow shareholders to withhold votes from some directors in order to cast multiple, or cumulative, votes for others was not approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
94,375,786	309,686,413	2,906,295	117,937,469

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits: The following are furnished as exhibits to this report:
	10.1	Caterpillar Inc. 2014 Long-Term Incentive Plan
	10.2	Caterpillar Inc. Executive Short-Term Incentive Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CATERPILLAR INC.

June 12, 2014	By:	/s/James B. Buda
James B. Buda
Executive Vice President, Law and Public Policy

EXHIBIT INDEX
Exhibit No.	Description
10.1	Caterpillar Inc. 2014 Long-Term Incentive Plan
10.2	Caterpillar Inc. Executive Short-Term Incentive Plan